                                                                    EXHIBIT 99.1

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1995-A

Distribution Date of:                                              15-Feb-00
Determined as of:                                                  09-Feb-00
For the Monthly Period Ending:                                     31-Jan-00
Days in Interest Period (30/360)                                          30
Days in Interest Period (Actual/360)                                      28

                                                                   Beginning               Ending               Change
                                                                   ---------               ------               ------
Pool Balance (Principal)                                    4,262,262,576.82     4,134,989,349.14      (127,273,227.68)
Excess Funding Account                                                  0.00                 0.00                 0.00

Invested Amount                                               380,000,000.00       380,000,000.00                 0.00
Class A Invested Amount                                       357,200,000.00       357,200,000.00                 0.00
Class B Invested Amount                                        22,800,000.00        22,800,000.00                 0.00

Principal Funding Account                                      59,533,333.33       119,066,666.67        59,533,333.33

Adjusted Invested Amount                                      320,466,666.67       260,933,333.33       (59,533,333.33)
Class A Adjusted Invested Amount                              297,666,666.67       238,133,333.33       (59,533,333.33)
Class B Adjusted Invested Amount                               22,800,000.00        22,800,000.00                 0.00
Enhancement Invested Amount                                             0.00                 0.00                 0.00

Reserve Account                                                 1,900,000.00         1,900,000.00                 0.00

Available Cash Collateral Amount                               32,642,000.00        27,284,000.00        (5,358,000.00)
Available Shared Collateral Amount                             28,842,000.00        23,484,000.00        (5,358,000.00)
Spread Account                                                 11,400,000.00        11,400,000.00                 0.00

Servicing Base Amount                                         320,466,666.67       260,933,333.33       (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                8.92%
Principal Allocation Pct                                               8.92%
Class A Floating Pct                                                  94.00%
Class B Floating Pct                                                   6.00%
Class A Principal Pct                                                 94.00%
Class B Principal Pct                                                  6.00%

                                                                      Series
Allocations                                      Trust                1995-A              Class A              Class B
-----------                         ----------------------------------------------------------------------------------
Principal Collections                   496,759,679.26         44,288,373.77        41,631,071.35         2,657,302.43

Finance Charge Collections               74,956,903.12          6,682,747.17         6,281,782.34           400,964.83
PFA Investment Proceeds                             NA            167,393.39           167,393.39                 0.00
Reserve Account Draw                                NA            137,714.94           137,714.94                 0.00
                                                                  ----------           ----------                 ----
Available Funds                                                 6,987,855.51         6,586,890.68           400,964.83

Monthly Investor Obligations
----------------------------
Servicer Interchange                                              395,833.33           372,083.33            23,750.00
Monthly Interest                                                1,950,350.00         1,830,650.00           119,700.00
Monthly Servicing Fee                                              66,763.89            62,758.06             4,005.83
Defaulted Amounts                        30,671,928.40          2,734,541.24         2,570,468.77           164,072.47
                                                                ------------         ------------           ----------
                                                                5,147,488.46         4,835,960.15           311,528.31

Excess Spread                                                   2,004,439.52         1,750,930.52           253,509.00
Required Amount                                                         0.00                 0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                      8,260.78
Risk-Free Fee                                                                            2,660.00
Interest on CCA Draw                                                                         0.00
Monthly Cash Collateral Fee                                                             10,920.78

-----------------------------------
Quarterly Excess Spread Percentage                                       6.18%
Principal Payment Rate Calculation                                      11.38%
Calculated Current Month's Spread Account Cap                            3.00%
Spread Account Cap Adjustment                                            0.00%
Applicable Spread Account Cap Percentage                                 3.00%
Beginning Cash Collateral Amount                                 32,642,000.00
Required Cash Collateral Amount                                  27,284,000.00
Cash Collateral Account Draw                                              0.00
Cash Collateral Account Surplus                                   5,358,000.00
Beginning Spread Account Balance                                 11,400,000.00
Required Spread Account Amount                                   11,400,000.00
Required Spread Account Draw                                              0.00
Required Spread Account Deposit                                           0.00
Spread Account Surplus                                                    0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                        2
Controlled Accumulation Amount                                   59,533,333.33
Required PFA Balance                                            119,066,666.67
Beginning PFA Balance                                            59,533,333.33
Controlled Deposit Amount                                        59,533,333.33
Available Investor Principal Collections                         47,022,915.01
Principal Shortfall                                              12,510,418.32
Shared Principal to Other Series                                          0.00
Shared Principal from Other Series                               12,510,418.32
Class A Monthly Principal                                        59,533,333.33
Class B Monthly Principal                                                 0.00
Monthly Principal                                                59,533,333.33
PFA Deposit                                                      59,533,333.33
PFA Withdrawal                                                            0.00
Ending PFA Balance                                              119,066,666.67
Principal to Investors                                                    0.00
Ending Class A Invested Amount                                  357,200,000.00
Ending Class B Invested Amount                                   22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                   10.71%
Revolving Investor Interest                                     630,000,000.00
Class A Invested Amount                                         357,200,000.00
Available Principal                                              67,452,497.06
Class A Accumulation Period Length                                           6

Reserve Account
---------------
Available Reserve Account Amount                                  1,900,000.00
Covered Amount                                                      305,108.33
Reserve Draw Amount                                                 137,714.94
Portfolio Yield                                                         16.14%
Reserve Account Factor                                                  50.00%
Portfolio Adjusted Yield                                                 7.70%
Reserve Account Funding Period Length                                        3
Reserve Account Funding Date                                         15-Oct-99
Weighted Average Coupon                                                  6.16%
Required Reserve Account Amount                                   1,900,000.00
Reserve Account Surplus                                                   0.00
Required Reserve Account Deposit                                    132,268.56
Portfolio Yield - 3 month average                                       15.86%
Base Rate - 3 month average                                              8.05%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                        7.80%


*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series     1995-B

Distribution Date of:                                               15-Feb-00
Determined as of:                                                   09-Feb-00
For the Monthly Period Ending:                                      31-Jan-00
Days in Interest Period (30/360)                                           30
Days in Interest Period (Actual/360)                                       28

                                                                    Beginning               Ending               Change
                                                                    ---------               ------               ------
Pool Balance (Principal)                                     4,262,262,576.82     4,134,989,349.14      (127,273,227.68)
Excess Funding Account                                                   0.00                 0.00                 0.00

Invested Amount                                                380,000,000.00       380,000,000.00                 0.00
Class A Invested Amount                                        357,200,000.00       357,200,000.00                 0.00
Class B Invested Amount                                         22,800,000.00        22,800,000.00                 0.00

Principal Funding Account                                                0.00                 0.00                 0.00

Adjusted Invested Amount                                       380,000,000.00       380,000,000.00                 0.00
Class A Adjusted Invested Amount                               357,200,000.00       357,200,000.00                 0.00
Class B Adjusted Invested Amount                                22,800,000.00        22,800,000.00                 0.00
Enhancement Invested Amount                                              0.00                 0.00                 0.00

Reserve Account                                                  1,900,000.00         1,900,000.00                 0.00

Available Cash Collateral Amount                                38,000,000.00        38,000,000.00                 0.00
Available Shared Collateral Amount                              34,200,000.00        34,200,000.00                 0.00
Spread Account                                                  20,900,000.00        20,900,000.00                 0.00

Servicing Base Amount                                          380,000,000.00       380,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                 8.92%
Principal Allocation Pct                                                8.92%
Class A Floating Pct                                                   94.00%
Class B Floating Pct                                                    6.00%
Class A Principal Pct                                                  94.00%
Class B Principal Pct                                                   6.00%

                                                                   Series
Allocations                                    Trust               1995-B               Class A              Class B
-----------                        -------------------------------------------------------------------------------------
Principal Collections                    496,759,679.26         44,288,373.77        41,631,071.35         2,657,302.43

Finance Charge Collections                74,956,903.12          6,682,747.17         6,281,782.34           400,964.83
PFA Investment Proceeds                              NA                  0.00                 0.00                 0.00
Reserve Account Draw                                 NA                  0.00                 0.00                 0.00
                                                                         ----                 ----                 ----
Available Funds                                                  6,682,747.17         6,281,782.34           400,964.83

Monthly Investor Obligations
----------------------------
Servicer Interchange                                               395,833.33           372,083.33            23,750.00
Monthly Interest                                                 1,997,850.00         1,875,300.00           122,550.00
Monthly Servicing Fee                                               79,166.67            74,416.67             4,750.00
Defaulted Amounts                         30,671,928.40          2,734,541.24         2,570,468.77           164,072.47
                                                                 ------------         ------------           ----------
                                                                 5,207,391.24         4,892,268.77           315,122.47

Excess Spread                                                    1,639,428.41         1,389,513.58           249,914.83
Required Amount                                                          0.00                 0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                       9,177.00
Risk-Free Fee                                                                             5,201.78
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest           (17,820.40)
                                                                                        -----------
Monthly Cash Collateral Fee                                                              (3,441.63)

------------------------------------
Quarterly Excess Spread Percentage                                       5.69%
Principal Payment Rate Calculation                                      11.38%
Calculated Current Month's Spread Account Cap                            5.50%
Spread Account Cap Adjustment                                            0.00%
Applicable Spread Account Cap Percentage                                 5.50%
Beginning Cash Collateral Amount                                 38,000,000.00
Required Cash Collateral Amount                                  38,000,000.00
Cash Collateral Account Draw                                              0.00
Cash Collateral Account Surplus                                           0.00
Beginning Spread Account Balance                                 20,900,000.00
Required Spread Account Amount                                   20,900,000.00
Required Spread Account Draw                                              0.00
Required Spread Account Deposit                                           0.00
Spread Account Surplus                                                    0.00

Monthly Principal & Controlled Deposit Amount

Month of Accumulation                                                        0
Controlled Accumulation Amount                                   59,533,333.33
Required PFA Balance                                                      0.00
Beginning PFA Balance                                                     0.00
Controlled Deposit Amount                                                 0.00
Available Investor Principal Collections                         47,022,915.01
Principal Shortfall                                                       0.00
Shared Principal to Other Series                                 47,022,915.01
Shared Principal from Other Series                                        0.00
Class A Monthly Principal                                                 0.00
Class B Monthly Principal                                                 0.00
Monthly Principal                                                         0.00
PFA Deposit                                                               0.00
PFA Withdrawal                                                            0.00
Ending PFA Balance                                                        0.00
Principal to Investors                                                    0.00
Ending Class A Invested Amount                                  357,200,000.00
Ending Class B Invested Amount                                   22,800,000.00

Class A Accumulation Period Length

Min 12 Month Historical Prin Pmt Rate                                   10.71%
Revolving Investor Interest                                     630,000,000.00
Class A Invested Amount                                         357,200,000.00
Available Principal                                              67,452,497.06
Class A Accumulation Period Length                                           6

Reserve Account

Available Reserve Account Amount                                  1,900,000.00
Covered Amount                                                            0.00
Reserve Draw Amount                                                       0.00
Portfolio Yield                                                         15.18%
Reserve Account Factor                                                  50.00%
Portfolio Adjusted Yield                                                 7.13%
Reserve Account Funding Period Length                                        3
Reserve Account Funding Date                                         15-Jan-00
Weighted Average Coupon                                                  6.31%
Required Reserve Account Amount                                   1,900,000.00
Reserve Account Surplus                                               5,446.38
Required Reserve Account Deposit                                          0.00
Portfolio Yield - 3 month average                                       15.54%
Base Rate - 3 month average                                              8.31%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                        7.23%


*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series     1996-A


Distribution Date of:                                               15-Feb-00
Determined as of:                                                   09-Feb-00
For the Monthly Period Ending:                                      31-Jan-00
Days in Interest Period (30/360)                                           30
Days in Interest Period (Actual/360)                                       28

                                                                    Beginning              Ending              Change
                                                                    ---------              ------              ------
Pool Balance (Principal)                                     4,262,262,576.82    4,134,989,349.14     (127,273,227.68)
Excess Funding Account                                                   0.00                0.00                0.00

Invested Amount                                                500,000,000.00      500,000,000.00                0.00
Class A Invested Amount                                        465,000,000.00      465,000,000.00                0.00
Class B Invested Amount                                         35,000,000.00       35,000,000.00                0.00

Principal Funding Account                                                0.00                0.00                0.00

Adjusted Invested Amount                                       500,000,000.00      500,000,000.00                0.00
Class A Adjusted Invested Amount                               465,000,000.00      465,000,000.00                0.00
Class B Adjusted Invested Amount                                35,000,000.00       35,000,000.00                0.00
Enhancement Invested Amount                                              0.00                0.00                0.00

Reserve Account                                                          0.00                0.00                0.00

Available Cash Collateral Amount                                50,000,000.00       50,000,000.00                0.00
Available Shared Collateral Amount                              50,000,000.00       50,000,000.00                0.00
Spread Account                                                   5,000,000.00        5,000,000.00                0.00

Servicing Base Amount                                          500,000,000.00      500,000,000.00                0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                11.73%
Principal Allocation Pct                                               11.73%
Class A Floating Pct                                                   93.00%
Class B Floating Pct                                                    7.00%
Class A Principal Pct                                                  93.00%
Class B Principal Pct                                                   7.00%

                                                                 Series
Allocations                                          Trust       1996-A              Class A             Class B
-----------                             -------------------------------------------------------------------------------
Principal Collections                       496,759,679.26      58,274,176.02       54,194,983.70        4,079,192.32

Finance Charge Collections                   74,956,903.12       8,793,088.39        8,177,572.20          615,516.19
PFA Investment Proceeds                                 NA               0.00                0.00                0.00
Reserve Account Draw                                    NA               0.00                0.00                0.00
                                                                         ----                ----                ----
Available Funds                                                  8,793,088.39        8,177,572.20          615,516.19

Monthly Investor Obligations
----------------------------
Servicer Interchange                                               520,833.33          484,375.00           36,458.33
Monthly Interest                                                 2,341,597.22        2,174,520.83          167,076.39
Monthly Servicing Fee                                              104,166.67           96,875.00            7,291.67
Defaulted Amounts                            30,671,928.40       3,598,080.58        3,346,214.94          251,865.64
                                                                 ------------        ------------          ----------
                                                                 6,564,677.80        6,101,985.77          462,692.03

Excess Spread                                                    2,480,276.22        2,075,586.43          404,689.80
Required Amount                                                          0.00                0.00                0.00

1 Month Libor Rate                               5.792500%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                     24,305.56
Interest on CCA Draw                                                                         0.00
Total                                                                                   24,305.56

------------------------------------
Quarterly Excess Spread Percentage                                      5.76%
Principal Payment Rate Calculation                                     11.38%
Calculated Current Month's Spread Account Cap                           1.00%
Spread Account Cap Adjustment                                           0.00%
Applicable Spread Account Cap Percentage                                1.00%
Beginning Cash Collateral Amount                                50,000,000.00
Required Cash Collateral Amount                                 50,000,000.00
Cash Collateral Account Draw                                             0.00
Cash Collateral Account Surplus                                          0.00
Beginning Spread Account Balance                                 5,000,000.00
Required Spread Account Amount                                   5,000,000.00
Required Spread Account Draw                                             0.00
Required Spread Account Deposit                                          0.00
Spread Account Surplus                                                   0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                       0
Controlled Accumulation Amount                                  51,666,666.67
Required PFA Balance                                                     0.00
Beginning PFA Balance                                                    0.00
Controlled Deposit Amount                                                0.00
Available Investor Principal Collections                        61,872,256.60
Principal Shortfall                                                      0.00
Shared Principal to Other Series                                61,872,256.60
Shared Principal from Other Series                                       0.00
Class A Monthly Principal                                                0.00
Class B Monthly Principal                                                0.00
Monthly Principal                                                        0.00
PFA Deposit                                                              0.00
PFA Withdrawal                                                           0.00
Ending PFA Balance                                                       0.00
Principal to Investors                                                   0.00
Ending Class A Invested Amount                                 465,000,000.00
Ending Class B Invested Amount                                  35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                  10.71%
Revolving Investor Interest                                    500,000,000.00
Class A Invested Amount                                        465,000,000.00
Available Principal                                             53,533,727.83
Class A Accumulation Period Length                                          9

Reserve Account
---------------
Available Reserve Account Amount                                         0.00
Covered Amount                                                           0.00
Reserve Draw Amount                                                      0.00
Portfolio Yield                                                        15.18%
Reserve Account Factor                                                 75.00%
Portfolio Adjusted Yield                                                7.15%
Reserve Account Funding Period Length                                       3
Reserve Account Funding Date                                        15-May-02
Weighted Average Coupon                                                 5.62%
Required Reserve Account Amount                                          0.00
Reserve Account Surplus                                                  0.00
Required Reserve Account Deposit                                         0.00
Portfolio Yield - 3 month average                                      15.54%
Base Rate - 3 month average                                             8.29%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                       7.25%


*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY  REPORT
Series  1997-1


     Distribution Date of:                                              15-Feb-00
     Determined as of:                                                   9-Feb-00
     For the Monthly Period Ending:                                     31-Jan-00
     Days in Interest Period (30/360)                                          30
     Days in Interest Period (Actual/360)                                      28

                                                                        Beginning                 Ending                 Change
                                                             --------------------       ----------------   --------------------
     Pool Balance (Principal)                                    4,262,262,576.82       4,134,989,349.14        (127,273,227.68)
     Excess Funding Account                                                  0.00                   0.00                   0.00
     Maximum Certificate Invested Amount                         1,700,000,000.00       1,700,000,000.00                   0.00
     Invested Amount                                             1,700,000,000.00       1,530,000,000.00        (170,000,000.00)

     Partial Amortization Amount                                             0.00         170,000,000.00         170,000,000.00
     Specified Payment Date                                                                      2/15/00
     Partial Amortization Amount Principal                                   0.00                   0.00                   0.00
     All  prior Partial Amortization Amount
     reductions
     related to above Specified Payment Date
     Partial Amortization Amount - Total                                     0.00         170,000,000.00         170,000,000.00

     Commitment                                                    165,750,000.00         149,175,000.00         (16,575,000.00)
     Available Cash Collateral Amount                              216,750,000.00         195,075,000.00         (21,675,000.00)
     Seller Reserve Portion                                         51,000,000.00          45,900,000.00          (5,100,000.00)
     Unused Commitment                                                       0.00          16,575,000.00          16,575,000.00

     Servicing Base Amount                                       1,700,000,000.00       1,530,000,000.00        (170,000,000.00)

     Allocation Percentages
     ---------------------------------------
     Floating Allocation Pct                                                39.88%
     Principal Allocation Pct                                               39.88%

     Allocations                                                    Master  Trust         Series  1997-1
     ---------------------------------------                 --------------------       ----------------
     Principal Collections                                         496,759,679.26         198,132,198.46

     Finance Charge Collections                                     74,956,903.12          29,896,500.51
     Interest Earned on CCA-Seller Account                                     NA             146,192.43
                                                                                        ----------------
     Total Available Fund                                                                  30,042,692.94

     Monthly Investor Obligations
     ---------------------------------------
     Servicer Interchange                                                                   1,770,833.33
     Monthly Interest                                                                       8,255,909.29
     Monthly Servicing Fee                                                                    354,166.67
     Defaulted Receivables                                          30,671,928.40          12,233,473.97
                                                                                        ----------------
                                                                                           22,614,383.26

     Excess Spread                                                                          7,428,309.68
     Required Amount                                                                                0.00

     Prepayable Increase Amount Interest -                                                          0.00
     Total
     Prepayable Increase Amount Interest -                                                          0.00
     Paid
     Prepayable Increase Amount Interest -                                                          0.00
     Unpaid

     Eurodollar  Rate                                                                           0.000000%

     CP  Rate                                                                                   6.242350%

     Cash Collateral Account
     ---------------------------------------
     Monthly Cash Collateral Fee                             64,458.33
     Risk Rate Base Portion Fee                                   0.00
     Commitment Fee                                               0.00
                                                      ----------------
     TOTAL  FEES                                             64,458.33

     Risk Rate Base Portion                                       0.00
     Risk Rate                                                    0.00%
     Quarterly Excess Spread Percentage                           5.73%
     Applicable Excess Spread Percentage                          5.35%
     Lender Percentage                                            9.75%
     Beginning Cash Collateral Amount                   216,750,000.00
     Required Cash Collateral Amount                    195,075,000.00
     Draw Amount                                                  0.00
     Cash Collateral Account Surplus                     21,675,000.00
     Beginning Seller Reserve                            51,000,000.00
     Portion-Balance
     Required Seller Reserve Portion                     45,900,000.00
     Amount Deposited to the CCA                                  0.00
     Ending Cash Collateral Amount - Lender             149,175,000.00
     Sub-Account
     Ending Cash Collateral Amount - Seller              45,900,000.00
     Sub-Account
     Available Cash Collateral Amount -                 195,075,000.00
     Ending Balance

     Monthly Principal & Controlled Deposit
     Amount
     ---------------------------------------
     Month of Amortization                                         n/a
     Controlled Distribution Amount                     170,000,000.00
     Available Investor Principal                       210,365,672.42
     Collections
     Principal Shortfall                                          0.00
     Shared Principal to Other Series                    40,365,672.42
     Shared Principal from Other Series                           0.00
     Monthly Principal                                  170,000,000.00
     Ending Invested Amount                           1,530,000,000.00

     Amortization Period Length
     ---------------------------------------
     Min 12 Month Historical Prin Pmt Rate                       10.71%
     Revolving Investor Interest                      1,700,000,000.00
     Invested Amount                                  1,700,000,000.00
     Available Principal                                182,014,674.62
     Class A Accumulation Period Length                             10

     Payout  Events
     ---------------------------------------
     Portfolio Yield - for the month                             15.28%
     Portfolio Yield - 3 month average                           15.69%
     Base Rate - 3 month average                                  8.41%
     (Portfolio Yield 3 mo avg) - (Base                           7.27%
     Rate 3 mo avg)
     Required CCA - Available Cash                                0.00
     Collateral Amount
     Required CCA - Available Cash                                0.00%
     Collateral Amount (as % of Invested
     Amount)


     *Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

BANC ONE CREDIT CARD MASTER TRUST  -   SUMMARY  REPORT
Series     1997-2

     Distribution Date of:                                                     15-Feb-00
     Determined as of:                                                          9-Feb-00
     For the Monthly Period Ending:                                            31-Jan-00
     Days in Interest Period (30/360)                                                 30
     Days in Interest Period (Actual/360)                                             28

                                                                               Beginning                 Ending           Change
                                                                               ---------                 ------           ------
     Pool Balance (Principal)                                           4,262,262,576.82       4,134,989,349.14  (127,273,227.68)
     Excess Funding Account                                                         0.00                   0.00             0.00
     Maximum Certificate Invested Amount                                  900,000,000.00         900,000,000.00             0.00
     Invested Amount                                                      900,000,000.00         900,000,000.00             0.00

     Partial Amortization Amount                                                    0.00                   0.00             0.00
     Specified Payment Date
     Partial Amortization Amount Principal                                          0.00                   0.00             0.00
      All  prior Partial Amortization Amount reductions
      related to above Specified Payment Date
     Partial Amortization Amount - Total                                            0.00                   0.00             0.00

     Commitment                                                            87,750,000.00          87,750,000.00             0.00
     Available Cash Collateral Amount                                     114,750,000.00         114,750,000.00             0.00
     Seller Reserve Portion                                                27,000,000.00          27,000,000.00             0.00
     Unused Commitment                                                              0.00                   0.00             0.00

     Servicing Base Amount                                                900,000,000.00         900,000,000.00             0.00

     Allocation Percentages
     ----------------------
     Floating Allocation Pct                                                       21.12%
     Principal Allocation Pct                                                      21.12%

     Allocations                                                           Master  Trust         Series  1997-2
     -----------                                                    --------------------       ----------------
     Principal Collections                                                496,759,679.26         104,893,516.83

     Finance Charge Collections                                            74,956,903.12          15,827,559.09
     Interest Earned on CCA-Seller Account                                            NA              77,395.99
                                                                                                      ---------
     Total Available Fund                                                                         15,904,955.08

     Monthly Investor Obligations
     ----------------------------
     Servicer Interchange                                                                            937,500.00
     Monthly Interest                                                                              4,355,526.00
     Monthly Servicing Fee                                                                           187,500.00
     Defaulted Receivables                                                 30,671,928.40           6,476,545.04
                                                                                                   ------------
                                                                                                  11,957,071.04

     Excess Spread                                                                                 3,947,884.04
     Required Amount                                                                                       0.00

     Prepayable Increase Amount Interest - Total                                                           0.00
     Prepayable Increase Amount Interest - Paid                                                            0.00
     Prepayable Increase Amount Interest - Unpaid                                                          0.00

     Eurodollar  Rate                                                                                  0.000000%

     CP  Rate                                                                                          6.222180%

Cash Collateral Account
-----------------------
Monthly Cash Collateral Fee                                         34,125.00
Risk Rate Base Portion Fee                                               0.00
Commitment Fee                                                           0.00
                                                                         ----
TOTAL  FEES                                                         34,125.00

Risk Rate Base Portion                                                   0.00
Risk Rate                                                                0.00%
Quarterly Excess Spread Percentage                                       5.74%
Applicable Excess Spread Percentage                                      5.33%
Lender Percentage                                                        9.75%
Beginning Cash Collateral Amount                               114,750,000.00
Required Cash Collateral Amount                                114,750,000.00
Draw Amount                                                              0.00
Cash Collateral Account Surplus                                          0.00
Beginning Seller Reserve                                        27,000,000.00
Portion-Balance
Required Seller Reserve Portion                                 27,000,000.00
Amount Deposited to the CCA   (per 4.07(g) of Supplement)                0.00
Ending Cash Collateral Amount - Lender Sub-Account              87,750,000.00
Ending Cash Collateral Amount - Seller Sub-Account              27,000,000.00
Available Cash Collateral Amount - Ending Balance              114,750,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Amortization                                                     n/a
Controlled Distribution Amount                                           0.00
Available Investor Principal Collections                       111,370,061.87
Principal Shortfall                                                      0.00
Shared Principal to Other Series                               111,370,061.87
Shared Principal from Other Series                                       0.00
Monthly Principal                                                        0.00
Ending Invested Amount                                         900,000,000.00

Amortization Period Length
--------------------------
Min 12 Month Historical Prin Pmt Rate                                   10.71%
Revolving Investor Interest                                    900,000,000.00
Invested Amount                                                900,000,000.00
Available Principal                                             96,360,710.09
Class A Accumulation Period Length                                         10

Payout  Events
--------------
Portfolio Yield - for the month                                         15.28%
Portfolio Yield - 3 month average                                       15.69%
Base Rate - 3 month average                                              8.41%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                        7.28%
Required CCA - Available Cash Collateral Amount                          0.00
Required CCA - Available Cash Collateral Amount
(as % of Invested Amount)                                                0.00%


*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.